-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

             DELAWARE                              000-19480                                  58-1651222
(State or other jurisdiction of incorporation) (Commission File Number)               (IRS Employer Identification Number)


                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                            ATLANTA, GEORGIA   30339
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page: 5
                           Total Number of Pages: 5

--------------------------------------------------------------------------------

Item 4.           Changes in Registrant's Certifying Accountants.

         On June 30, 1997, following a competitive review and request for proposal process participated in by a number of nationally recognized accounting firms (including the Registrant's present auditors), the Registrant notified Deloitte & Touche LLP ("Deloitte & Touche") that Deloitte & Touche had been dismissed as the Registrant's principal accountants and that the Registrant intended to engage new principal accountants. This action was recommended by the Audit Committee of the Registrant's Board of Directors (the "Board"), and the Board approved such change on June 27, 1997.

         The reports of Deloitte & Touche on the Registrant's financial statements for the two fiscal years ended December 31, 1995 and 1996 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 1996, dated March 31, 1997, included an unqualified opinion with an explanatory paragraph that states Deloitte & Touche's conclusion that uncertainty then existed regarding the ability of the Registrant to continue as a going concern due to a required step-down in the Registrant's senior credit facility that was to occur by July 31, 1997. The Registrant, in fact, satisfied such required step-down in its senior credit facility on May 28, 1997. During the December 31, 1995 and 1996 fiscal years and any subsequent interim period proceeding the date of Registrant's change in auditors, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure.

         Deloitte & Touche has provided to senior management of the Registrant a letter relating to the Company's internal control structure resulting from Deloitte & Touche's audit of the Registrant's financial statements for the year ended December 31, 1996. Such letter reflected Deloitte & Touche's view that inadequate internal controls over the preparation of interim financial information for each fiscal quarter of 1996 constituted a material weakness in internal controls which resulted in certain errors and irregularities in the financial information for such quarters. The Registrant previously disclosed in its Form 10-K for its fiscal year ended December 31, 1996 such errors and irregularities in its financial information for each fiscal quarter of 1996. In connection with the issuance of Deloitte & Touche's audit report dated March 31, 1997 on the Registrant's financial statements for the year ended December 31, 1996 (which included the unqualified opinion and other statements discussed above), the Registrant recorded all adjustments to its interim financial statements deemed appropriate so that such interim financial statements, taken as a whole, presented fairly in all material respects the Registrant's financial position, results of operations, and cash flows for each interim fiscal period during the fiscal year ended December 31, 1996 and in conformity with generally accepted accounting principles. The Audit Committee of the Board discussed the restatement of the Registrant's 1996 interim financial statements with Deloitte & Touche. Subsequent to discovering the foregoing errors and irregularities, the Registrant has taken certain actions designed to prevent their reoccurrence. The Registrant has authorized Deloitte & Touche to respond fully to the inquiries of the Registrant's new principal accountants concerning the Registrant's system of internal controls with respect to the preparation of interim financial information and the previously disclosed restatement of the Registrant's interim financial results for fiscal 1996.

         The Registrant has requested that Deloitte & Touche furnish it with a letter to the Securities and Exchange Commission stating whether or not Deloitte & Touche agrees with the above statements.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits
       * (16)     Letter from Deloitte & Touche

                                       -3-
       * To be filed by Amendment.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 7, 1997

                                       MEDAPHIS CORPORATION


                                       By:/s/ Jerome H. Baglien
                                          ---------------------------------
                                          Jerome H. Baglien
                                          Senior Vice President,
                                          Chief Financial Officer and
                                          Assistant Secretary

                                      INDEX

* 16       Letter from Deloitte & Touche LLP

       *   To be filed by Amendment

                                       -5-